                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1997



                        AMERICAN DIVERSIFIED GROUP, INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        NEVADA                      0-23532                    88-0292161
        ------                      -------                    ----------
(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
    OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



                    437 MAIN AVENUE, S.W., HICKORY, NC 28602
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (704) 322-2044
                                                       --------------



                700 CANAL STREET, 3RD FLOOR, STAMFORD, CT 06902
                -----------------------------------------------
          (FORMER NAME, FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


     Registrant, effective September 9, 1997, has relocated its principal executive offices from 700 Canal Street, 3rd Floor, Stamford, CT 06902 to 437 Main Avenue, S.W., Hickory, NC 28602. Registrant's new telephone and fax number is (704) 322-2044. Registrant will continue to maintain conference facilities, with video teleconferencing capabilities, at 45 Rockefeller Plaza, 20th Floor, New York, NY 10111. Registrant's telephone number at Rockefeller Plaza is (212) 332-5009 and its fax is (212) 332-3249.

                                   SIGNATURES



     Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Hickory, NC
September 16, 1997

                              AMERICAN DIVERSIFIED GROUP, INC.


                              /s/ Jerrold R. Hinton, Ph.D., President
                              ---------------------------------------
                              Jerrold R. Hinton, Ph.D. President

                           THOMAS J. CRAFT, JR., ESQ.
                          11000 PROSPERITY FARMS ROAD
                          PALM BEACH GARDENS, FL 33410
                      (561) 691-1998-- FAX: (561) 845-6948



                                                         September 16, 1997


Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

     Re:  American Diversified Group, Inc.
          File No. 0-23532
          Current Report on Form 8-K

Ladies and Gentlemen:

     I have enclosed for filing on behalf of the above referenced Registrant a copy of its Current Report on Form 8-K for a current event effective September 9, 1997.



                                             Very truly yours,



                                             /s/ Thomas J. Craft. Jr.
                                             ------------------------
                                             Thomas J. Craft, Jr., Esq.